Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                               15 -YEAR FIXED RATE
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-02B
                         POOL PROFILE (2/4/2005) Updated

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                                         -----------------    -----------------
                                             15 YR POOL           Tolerance
                                         -----------------    -----------------
AGGREGATE PRINCIPAL BALANCE                  $300,000,000           (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Mar-05                  N/A
INTEREST RATE RANGE                           4.375-7.125                  N/A
GROSS WAC                                          5.180%         (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                       0.250%
MASTER SERVICING FEE                              1.0 bps on Securitization only
WAM (in months)                                       178        (+/- 2 months)

WALTV                                                 58%         (maximum +5%)

CALIFORNIA PERCENT                                    42%         (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                        1%        (maximum  +2%)

AVERAGE LOAN BALANCE                             $510,000    (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,494,562  (maximum $2,000,000)

CASH OUT REFINANCE PERCENT                            27%        (maximum  +5%)

PRIMARY RESIDENCE PERCENT                             89%         (minimum -5%)

Pledged Asset %                                      0.0%          (maximum 1%)

SINGLE FAMILY DETACHED PERCENT                        91%         (minimum -5%)

FULL DOCUMENTATION PERCENT                            45%         (minimum -5%)

Co-Op %                                              0.2%          (maximum 1%)

WA FICO                                               747          (minimum -5)

UNINSURED > 80% LTV PERCENT                            0%         (maximum +1%)

RELOCATION PERCENT                                   3.0%          (mazimum 5%)

         FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL, INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
      IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                           WFMBS MORTGAGE LOAN POOL
                             15 -YEAR FIXED RATE
                       RELO & NON-RELOCATION MORTGAGES
                            WFMBS SERIES 2005-02B
                             PRICING INFORMATION
                       POOL PROFILE (2/4/2005) Updated
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RATING AGENCIES                     TBD by Wells Fargo

PASS THRU RATE                                   4.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS             0.30%

AAA STRUCTURE DUE DATE                       10-Mar-05
Structure received or changes to structures past the due date will incur a $10,000 fee. Structure delivered to WF by Mar. 10- Delivery of prospectus day before settlement Structure delivered to WF by Mar. 21 -Delivery of prospectus day of settlement Structure delivered to WF Mar. 22 or later- Possible change of settlement date


SETTLEMENT DATE                              30-Mar-05

ASSUMED SUB LEVELS                       AGG Assumed Level
Levels and Rating Agencies for       AAA     1.10%
2005-01 to be determined by           AA      TBD
Wells Fargo.                           A      TBD
                                     BBB      TBD
                                      BB      TBD
                                       B      TBD






WFASC Securitization Program as follows:
      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank, N.A. will act as custodian.
      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)

* This Security may contain Pledged Asset Loans.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-02B. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


WFMBS CONTACTS                           Brad Davis (301) 846-8009
                                         Gretchen Leff (301) 846-8356
                                         Mike Miller (301) 815-6397


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
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                                           WFASC Denomination Policy
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
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                                                                                     Minimum         Physical       Book Entry
Type and Description of Certificates                                               Denomination    Certificates    Certificates
                                                                                      (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                 $25,000         Allowed         Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                    $100,000        Allowed         Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that            $100,000        Allowed         Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                           (2)           Allowed         Allowed

Residual Certificates                                                                  (3)           Required      Not Allowed

All other types of Class A Certificates                                                (5)             (5)             (5)


Class B (Investment Grade)                                                           $100,000        Allowed         Allowed

Class B (Non-Investment Grade)                                                       $250,000        Required      Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.